UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

International Bond Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Developed markets international bonds generated solid returns in U.S. dollar terms. Bond markets with credit risk continued to trend upward with very little volatility, while there was some weakness in commodity prices near the end of the six-month period. The U.S. dollar’s multiyear run of strength faltered as it lost ground against most other currencies in the reporting period.

The International Bond Fund returned 6.84% for the six months ended June 30, 2017. (Results for Advisor and I Class shares will vary due to different fee structures and other factors.) The fund outperformed the benchmark Bloomberg Barclays Global Aggregate ex USD Bond Index and the Lipper International Income Funds Average.

MARKET ENVIRONMENT

U.S. gross domestic product (GDP) growth slowed to a 1.4% annual pace in the first three months of 2017, but the underlying trend of moderate U.S. economic expansion is expected to remain in place. The pace of employment growth has moderated compared with the last few years as the unemployment rate has declined, but the labor market remains strong. Any further increases in U.S. inflation are likely to be gradual as energy prices have leveled off. Citing an improving labor market and rising inflation, the Federal Reserve raised interest rates by 25 basis points in March and June. The Bank of England (BoE) held rates steady through the reporting period as the timing and mechanics of the Brexit process remained uncertain. In the eurozone, elections in the Netherlands and France resulted in losses for euro-skeptic candidates, reducing fears of populist efforts to break up the shared currency. The European Central Bank (ECB) kept its benchmark lending rate at 0.0% and maintained its bond purchases after slightly slowing its pace of buying in April. However, toward the end of the reporting period, global developed markets central banks seemed to strike a more hawkish stance, likely as a result of the sustained period of positive growth following China’s domestic stimulus in early 2016. This led market participants to anticipate that the ECB could begin to scale back its accommodative policies later in the year or early next year. On the other hand, Japan’s economy remained mired in sluggish growth, and the Bank of Japan maintained its government bond purchase program to target a 0% yield on the 10-year note. Growth in emerging markets as a whole continued to outpace expansion in developed countries.

Yields on high-quality developed markets government debt generally increased during the reporting period. The U.S. Treasury yield curve flattened as anticipation of the Fed’s slow interest rate normalization pushed short-term yields higher while political turmoil in the U.S. and heightened geopolitical risk benefited longer-maturity Treasuries, whose yields decreased. The 10-year U.S. Treasury note’s yield finished June at 2.31%, down from 2.45% at the beginning of the reporting period. In the eurozone, the German 10-year “bund” yield increased quickly at the end of the reporting period amid speculation that the ECB would further taper its asset purchases and ended the reporting period at about 0.50% after starting 2017 around 0.20%. The 10-year UK sovereign note yielded approximately 1.25% at the end of June after having sold off following signals that the BoE was considering an interest rate increase to offset its post-Brexit easing. Emerging markets sovereign yields moved in varying directions given the differing monetary policies and political situations across individual countries.

Bond markets with credit risk continued to trend upward with very little volatility. High yield bonds rallied despite some weakness in commodity prices, as the price of a barrel of Brent crude oil, the global benchmark, fell below $45 in June after starting 2017 at nearly $55. Noninvestment-grade bonds from issuers in industries related to commodities account for a significant proportion of the U.S. high yield market. In contrast, these industries make up a considerably smaller amount of the European high yield market, which outperformed U.S. noninvestment-grade bonds. Investment-grade corporate bonds posted solid gains, benefiting from anticipation of expansionary fiscal policies from the Trump administration early in the year. European investment-grade corporates lagged their U.S. cousins but still produced positive returns. Sovereign and corporate bonds from emerging markets were among the best-performing fixed income segments in the reporting period, benefiting from monetary policy easing in some emerging countries, including Brazil and Russia, as well as the ongoing search for higher-yielding assets in an environment of low interest rates.

The U.S. dollar’s multi-year run of strength faltered as the greenback lost ground against most other currencies in the reporting period. The euro gained more than 8% against the U.S. dollar as eurozone growth prospects began to look brighter while optimism about expansionary fiscal policies in the U.S. faded. The British pound recovered some of its post-Brexit losses by returning over 5% versus the U.S. dollar, while the Japanese yen climbed nearly 4%. In emerging markets, the Mexican peso rallied to its highest level since the U.S. presidential election, gaining almost 14% against the dollar in the six-month period. Mexico’s central bank continued to raise interest rates, supporting the peso. The Brazilian real was one of the few major currencies to fall versus the greenback, declining almost 2% as Brazil’s central bank cut interest rates to help lift the country’s economy out of recession and corruption allegations against the country’s president dampened the outlook for needed reforms.

PORTFOLIO REVIEW AND POSITIONING

The fund’s country allocation and exposure to interest rate changes made a significant positive contribution to relative performance. We reduced the portfolio’s overall duration over the course of the reporting period, moving from about 1.5 years longer than the benchmark’s duration to approximately neutral relative to the benchmark by June. By the end of the period, we had established an underweight position in higher-quality eurozone government debt—notably in Germany—as we anticipated that the ECB would announce a further tapering of its bond purchases, driving an increase in yields. For much of the first half of the year, the portfolio was overweight some periphery eurozone countries, such as Portugal, Slovenia, and Cyprus, that are likely to benefit from improving economic fundamentals and fiscal positions. Our eurozone positioning benefited relative performance as yields on high-quality European sovereign bonds moved higher late in the reporting period, while some periphery countries rallied. The fund was underweight UK government bonds because of our expectation that Brexit-related issues, including higher inflation stemming from a weaker pound sterling, would push UK yields up.

We offset the relatively short duration positioning in developed markets with overweight exposure to emerging markets duration. However, we reduced the size of this overweight over the course of the reporting period as emerging markets bonds continued to rally, raising their valuations to the point where some developing countries no longer represented attractive relative value. Many of the emerging markets positions that we retained are in countries that we believe are more insulated from increases in global interest rates, including Malaysia and India. An allocation to Indian sovereign bonds, which provide relatively high inflation-adjusted yields, contributed to the fund’s relative returns. The portfolio was also overweight Romania and Serbia, which have attractively steep government debt yield curves. We maintained allocations to emerging markets debt from countries such as Brazil and Russia that are easing monetary policy, but we trimmed the size of these positions later in the reporting period.

The fund’s sector selection made a modestly positive contribution to relative performance. We maintained an allocation to European high yield bonds, which continued to indirectly benefit from the ECB’s bond buying and Europe’s low inflation and generally credit-friendly environment. This exposure benefited relative performance as did an allocation to emerging markets corporate bonds, which extended their rally from 2016 into the first half of this year. The fund finished the reporting period with a neutral position in European investment-grade corporate bonds relative to the benchmark. We used credit derivatives to hedge the majority of our exposure to credit-related markets in order to limit risk while still potentially benefiting from individual security selection. Overall, this positioning weighed on returns as corporate bonds broadly continued to rally in the first half of 2017.

Currency positioning detracted modestly from relative returns in the first half of 2017. In early March, we moved from an underweight to the U.S. dollar to an overweight as a hedge against increasing geopolitical risk factors, such as the escalating standoff between the U.S. and North Korea. An increase in global risk typically benefits “safe haven” currencies like the dollar. We funded this overweight to the U.S. dollar with underweights to currencies of developed markets with economies that depend on commodity exports, including the Canadian and Australian dollars, as well as select emerging markets currencies. This weighed on returns because the U.S. dollar lost ground against most currencies as the potential risk events did not materialize in the reporting period. The portfolio had a small underweight position in the euro funded by overweights in the U.S. dollar and the Czech koruna as a result of the Czech central bank’s decision to remove its currency’s ceiling against the euro.

The portfolio was underweight emerging markets currencies as a whole as we used currencies such as the Mexican peso and the Turkish lira to fund the overweight to the U.S. dollar. We were also underweight the South Korean won, the Singapore dollar, and the Taiwanese dollar as a hedge against the risk of an abrupt slowdown in the Chinese economy. On the other hand, the fund was overweight currencies in countries that offer attractive inflation-adjusted yields relative to developed markets, including the Egyptian pound, the Indian rupee, and the Indonesian rupiah. This positioning in the Indian rupee, in particular, was beneficial to relative performance.

The fund maintains material holdings of various types of derivatives, primarily for hedging risk or gaining exposure to certain sectors or currencies. The fund’s overall exposure to derivatives detracted from absolute performance during the reporting period. Credit derivatives were the principal detractors.

OUTLOOK

With central banks in global developed markets becoming more aggressive in removing monetary accommodation even as economic data weakens modestly, the outlook for riskier asset classes is not very positive. While we suspect that the actions of global central banks will not be as hawkish as their recent rhetoric implies, we expect global bonds to ultimately trade around terminal central bank interest rates and inflation levels. This should lead to lower yields and flatter yield curves in most developed countries as market participants realize that both inflation and central bank benchmark rates are likely to settle at lower levels than the market currently appears to anticipate.

Despite the recent lack of volatility, the world has not become safer—in fact, geopolitical risks continue to ratchet higher, and the Trump administration could implement protectionist trade policies that would impact global bond and currency markets. The need for insurance against these risks remains very high, which is why we plan to maintain meaningful duration in the portfolio to benefit from rallies in safe-haven, high-quality government bonds. It also prompts us to hold positions in derivatives that would benefit from a sell-off in sectors with credit risk. While implied volatility has stayed low, early signs of systemic risk volatility are developing in both fixed income and currency markets.

In our view, an abrupt slowdown in China still represents a meaningful longer-term risk. The Chinese authorities have been gradually tightening monetary policy this year, and the effects of the large fiscal stimulus launched in 2016 are waning. As a large open economy, a slowdown in China would have a significant impact on the rest of the world and could drive a major repricing of global financial assets. As a result, we are closely monitoring developments in the country, although China’s policy outlook is always murky.

The uncertainty dominating the market environment should provide a tailwind for our strategy as we try to find sectors and individual securities that become mispriced as a result of temporary market dislocations. In this environment, we believe that the extended reach of T. Rowe Price’s global sovereign, credit, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing risks and opportunities in both developed and emerging fixed income markets.

Respectfully submitted,

Arif Husain
President of the International Fixed Income Division, co-portfolio manager, and cochairman of the fund’s Investment Advisory Committee

Kenneth Orchard
Co-portfolio manager and cochairman of the fund’s Investment Advisory Committee

July 26, 2017

The committee chairmen have day-to-day responsibility for the portfolio and work with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Bloomberg Barclays Global Aggregate ex USD Bond Index: An unmanaged index that tracks an international basket of bonds that contains government, corporate, agency, and mortgage-related bonds.

Credit spread: Measures the additional yield that investors demand as compensation for holding a bond with credit risk versus a similar-maturity Treasury security or other type of low-risk bond.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 8.31	$ 8.27	$ 8.94	$ 9.50	$ 10.10	$ 9.74
Investment activities						
Net investment income(1)	0.08	0.15	0.16	0.21	0.22	0.23
Net realized and unrealized gain / loss	0.49	0.04	(0.67)	(0.56)	(0.60)	0.36
Total from investment activities	0.57	0.19	(0.51)	(0.35)	(0.38)	0.59
Distributions						
Net investment income	(0.07)	–	–	–	–	(0.23)
Net realized gain	–	(0.03)	(0.02)	(0.09)	(0.13)	–
Tax return of capital	–	(0.12)	(0.14)	(0.12)	(0.09)	–
Total distributions	(0.07)	(0.15)	(0.16)	(0.21)	(0.22)	(0.23)
NET ASSET VALUE						
End of period	**$ 8.81**	**$ 8.31**	**$ 8.27**	**$ 8.94**	**$ 9.50**	**$ 10.10**

Ratios/Supplemental Data						
Total return(2)	**6.84%**	**2.20%**	**(5.70)%**	**(3.77)%**	**(3.81)%**	**6.10%**
Ratio of total expenses to average net assets	0.82%(3)	0.84%	0.83%	0.83%	0.83%	0.84%
Ratio of net investment income to average net assets	1.79%(3)	1.71%	1.88%	2.24%	2.23%	2.31%
Portfolio turnover rate	23.8%	72.9%	60.0%	73.2%	74.0%	52.2%
Net assets, end of period (in millions)	$ 4,516	$ 3,921	$ 5,248	$ 4,523	$ 4,887	$ 4,972

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 8.32	$ 8.28	$ 8.95	$ 9.51	$ 10.11	$ 9.74
Investment activities						
Net investment income[1]	0.06	0.13	0.13	0.20	0.17	0.20
Net realized and unrealized gain / loss	0.49	0.04	(0.66)	(0.57)	(0.60)	0.36
Total from investment activities	0.55	0.17	(0.53)	(0.37)	(0.43)	0.56
Distributions						
Net investment income	(0.05)	–	–	–	–	(0.20)
Net realized gain	–	(0.03)	(0.02)	(0.09)	(0.13)	–
Tax return of capital	–	(0.10)	(0.12)	(0.10)	(0.04)	–
Total distributions	(0.05)	(0.13)	(0.14)	(0.19)	(0.17)	(0.20)
Redemption fees added to paid-in capital[1]	–	–	–	–	–	0.01
NET ASSET VALUE						
End of period	**$ 8.82**	**$ 8.32**	**$ 8.28**	**$ 8.95**	**$ 9.51**	**$ 10.11**

Ratios/Supplemental Data

Total return[2]	**6.68%**	**1.93%**	**(6.00)%**	**(3.98)%**	**(4.26)%**	**5.90%**
Ratio of total expenses to average net assets	1.11%[3]	1.10%	1.15%	1.06%	1.27%	1.13%
Ratio of net investment income to average net assets	1.47%[3]	1.44%	1.56%	2.03%	1.79%	2.02%
Portfolio turnover rate	23.8%	72.9%	60.0%	73.2%	74.0%	52.2%
Net assets, end of period (in thousands)	$ 11,275	$ 13,131	$ 19,665	$ 34,259	$ 82,794	$ 283,273

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	8/28/15[1] Through 12/31/15
NET ASSET VALUE			
Beginning of period	$ 8.32	$ 8.28	$ 8.42
Investment activities			
Net investment income[2]	0.08	0.18	0.02[3]
Net realized and unrealized gain / loss	0.49	0.02	(0.10)
Total from investment activities	0.57	0.20	(0.08)
Distributions			
Net investment income	(0.07)	–	–
Net realized gain	–	(0.03)	(0.02)
Tax return of capital	–	(0.13)	(0.04)
Total distributions	(0.07)	(0.16)	(0.06)
NET ASSET VALUE			
End of period	**$ 8.82**	**$ 8.32**	**$ 8.28**
Ratios/Supplemental Data			
Total return[4]	**6.91%**	**2.36%**	**(0.98)%**[3]
Ratio of total expenses to average net assets	0.68%[5]	0.69%	0.69%[3][5]
Ratio of net investment income to average net assets	1.94%[5]	2.01%	1.24%[3][5]
Portfolio turnover rate	23.8%	72.9%	60.0%
Net assets, end of period (in thousands)	$ 713,077	$ 551,632	$ 6,195

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) See Note 6. Excludes expenses waived (0.13% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions [and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ALBANIA 0.2%		
Government Bonds 0.2%		
Government of Albania, 5.75%, 11/12/20 (EUR)	8,445,000	10,724
Total Albania (Cost $9,547)		10,724
ARGENTINA 0.5%		
Corporate Bonds 0.3%		
Codere Finance Luxembourg, 6.75%, 11/1/21 (EUR) (1)	7,700,000	9,048
YPF Sociedad Anonima, 8.75%, 4/4/24 (USD)	6,000,000	6,854
		15,902
Government Bonds 0.2%		
Republic of Argentina, FRN, 19.65%, 3/1/20	174,500,000	10,457
		10,457
Total Argentina (Cost $26,500)		26,359
AUSTRALIA 2.5%		
Corporate Bonds 0.3%		
Transurban Finance, 1.875%, 9/16/24 (EUR)	14,000,000	16,645
Westpac Banking, 5.00%, 10/21/19 (GBP)	1,000,000	1,421
		18,066
Government Bonds 2.2%		
Commonwealth of Australia, 3.00%, 3/21/47	47,385,000	33,031
New South Wales Treasury, 4.00%, 4/20/23	58,170,000	48,358
New South Wales Treasury, 4.00%, 5/20/26	39,180,000	32,804
		114,193
Total Australia (Cost $130,031)		132,259
AUSTRIA 1.5%		
Corporate Bonds 1.1%		
Hypo Alpe-Adria International, 2.375%, 12/13/22	41,600,000	51,813

EGYPT 0.2%		
Government 0.2%		
Egypt Treasury Bill, 0.00%, 2/6/18	247,000,000	12,212
Total Egypt (Cost $12,715)		12,212
FINLAND 0.2%		
Corporate Bonds 0.2%		
Citycon, 3.75%, 6/24/20	6,000,000	7,509
CityCon Treasury, 2.50%, 10/1/24	4,000,000	4,900
Total Finland (Cost $13,195)		12,409
FRANCE 4.9%		
Corporate Bonds 2.0%		
AXA, FRN, 3.875% #	2,000,000	2,477
AXA, FRN, 5.25%, 4/16/40	2,550,000	3,258
BNP Paribas, 5.75%, 1/24/22 (GBP)	500,000	757
BPCE, 1.125%, 1/18/23	4,000,000	4,624
Credit Agricole, 1.00%, 9/16/24	8,000,000	9,188
Credit Agricole, 1.875%, 12/20/26	3,000,000	3,495
Dexia Credit Local, 0.625%, 1/21/22	11,700,000	13,585
Dexia Credit Local, 2.00%, 1/22/21	2,550,000	3,106
Dexia Credit Local, 2.125%, 2/12/25 (GBP)	13,700,000	18,315
Electricite de France, 6.875%, 12/12/22 (GBP)	1,350,000	2,245
HomeVi, 6.875%, 8/15/21 (1)	1,550,000	1,838
HomeVi, 6.875%, 8/15/21	2,200,000	2,609
Horizon Parent Holdings, PIK, 8.25%, 2/15/22	5,500,000	6,572
Loxam, 7.00%, 7/23/22	2,900,000	3,481
Loxam, 7.00%, 7/23/22 (1)	2,475,000	2,971
Numbericable, 5.625%, 5/15/24	3,000,000	3,682
RCI Banque, 3.25%, 4/25/18 (GBP)	1,160,000	1,535
Societe Fonciere Lyonnaise, 2.25%, 11/16/22	4,000,000	4,866

INDONESIA 1.6%		
Corporate Bonds 0.1%		
Listrindo Capital, 4.95%, 9/14/26 (USD)	3,869,000	3,937
		3,937
Government Bonds 1.5%		
Republic of Indonesia, 3.75%, 6/14/28 (EUR)	30,289,000	37,948
Republic of Indonesia, 8.375%, 3/15/24	348,560,000,000	28,441
Republic of Indonesia, 8.75%, 5/15/31	156,000,000,000	13,204
		79,593
Total Indonesia (Cost $79,237)		83,530
IRELAND 2.0%		
Corporate Bonds 0.1%		
Ardagh Packing Finance, 6.75%, 5/15/24 (1)	875,000	1,115
ESB Finance Limited, 6.50%, 3/5/20 (GBP)	1,400,000	2,075
		3,190
Government Bonds 1.9%		
Republic of Ireland, 1.00%, 5/15/26	32,053,000	36,928
Republic of Ireland, 4.50%, 4/18/20	13,594,000	17,579
Republic of Ireland, 5.40%, 3/13/25	31,115,000	48,147
		102,654
Total Ireland (Cost $104,173)		105,844
ISRAEL 2.6%		
Corporate Bonds 0.2%		
Teva Pharmaceutical Finance II, 1.25%, 3/31/23 (EUR)	7,140,000	8,046
		8,046
Government Bonds 2.4%		
State of Israel, 1.50%, 1/18/27 (EUR)	14,460,000	16,743
State of Israel, 1.75%, 8/31/25	306,340,000	87,511

State of Israel, 4.625%, 3/18/20 (EUR)	18,150,000	23,274
		127,528
Total Israel (Cost $124,479)		135,574
ITALY 6.4%		
Corporate Bonds 1.1%		
Autostrade per l'Italia, 6.25%, 6/9/22 (GBP)	2,300,000	3,615
Bormioli Rocco, 10.00%, 8/1/18	4,050,000	4,684
Enel Finance International, 5.625%, 8/14/24 (GBP)	3,750,000	5,957
FCA Capital Ireland, 4.00%, 10/17/18	4,483,000	5,377
Intesa Sanpaolo, 1.375%, 1/18/24	6,000,000	6,875
Intesa Sanpaolo, 3.928%, 9/15/26	6,000,000	7,246
Telecom Italia, 5.875%, 5/19/23 (GBP)	1,850,000	2,775
UniCredit, 2.00%, 3/4/23	8,000,000	9,593
UniCredit, 3.625%, 1/24/19	3,500,000	4,220
Wind Acquisition Finance, 7.00%, 4/23/21	3,000,000	3,566
Wind Acquisition Finance, 7.00%, 4/23/21 (1)	2,675,000	3,179
		57,087
Government Bonds 5.3%		
Italy Buoni Poliennali del Tesoro, 0.70%, 5/1/20	20,216,000	23,400
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/20	23,806,000	30,224
Italy Buoni Poliennali del Tesoro, 4.50%, 3/1/24	32,410,000	44,096
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/21	70,890,000	94,725
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/44 (1)	9,974,000	14,387
Italy Buoni Poliennali del Tesoro, 5.00%, 9/1/40	9,562,000	14,147
Italy Buoni Poliennali del Tesoro, 5.50%, 9/1/22	41,675,000	58,370
		279,349
Total Italy (Cost $333,207)		336,436
JAPAN 18.5%		
Government Bonds 18.5%		
Government of Japan, 0.00%, 12/11/17	5,800,000,000	51,586

Government of Japan, 0.00%, 6/20/18	5,775,200,000	51,396
Government of Japan, 0.10%, 4/15/18	1,300,000,000	11,580
Government of Japan, 0.10%, 6/20/21	10,054,300,000	90,053
Government of Japan, 0.40%, 3/20/18	5,750,000,000	51,316
Government of Japan, 0.40%, 3/20/25	3,523,250,000	32,273
Government of Japan, 0.60%, 6/20/37	1,100,000,000	9,820
Government of Japan, 0.70%, 3/20/37	10,517,750,000	95,574
Government of Japan, 1.20%, 12/20/34	16,641,750,000	166,224
Government of Japan, 1.40%, 9/20/34	9,825,000,000	101,176
Government of Japan, 1.40%, 3/20/55	1,946,200,000	19,556
Government of Japan, 1.50%, 6/20/34	1,597,000,000	16,677
Government of Japan, 1.70%, 9/20/44	6,655,350,000	72,438
Government of Japan, 2.20%, 9/20/39	1,038,000,000	12,152
Government of Japan, 2.50%, 9/20/37	6,519,150,000	78,711
Government of Japan, Inflation-Indexed, 0.10%, 9/10/23	1,037,469,600	9,558
Government of Japan, Inflation-Indexed, 0.10%, 3/10/24	2,831,247,000	26,109
Government of Japan, Inflation-Indexed, 0.10%, 9/10/24	3,464,557,000	32,098
Government of Japan, Inflation-Indexed, 0.10%, 3/10/25	4,368,400,000	40,518
Total Japan (Cost $938,652)		968,815

LUXEMBOURG 0.6%

Corporate Bonds 0.6%

Altice, 6.25%, 2/15/25	5,000,000	6,239
Amigo, 7.625%, 1/15/24 (GBP) (1)	1,250,000	1,686
Ardagh Group, PIK, 6.625%, 9/15/23	4,000,000	4,878
JAB Holdings, 2.125%, 9/16/22	9,000,000	10,969
LSF9 Balta Issuer, 7.75%, 9/15/22	4,170,600	5,179
Total Luxembourg (Cost $27,465)		28,951

MALAYSIA 3.9%

Corporate Bonds 0.4%

1MDB Global Investments, 4.40%, 3/9/23 (USD)	22,000,000	20,442
		20,442

PHILIPPINES 0.6%		
Corporate Bonds 0.2%		
ICTSI Treasury, 5.875%, 9/17/25 (USD)	7,300,000	7,942
		7,942
Government Bonds 0.4%		
Republic of Philippines, 6.25%, 1/14/36	1,033,000,000	23,311
		23,311
Total Philippines (Cost $33,554)		31,253
POLAND 1.7%		
Corporate Bonds 0.1%		
Pfleiderer, 7.875%, 8/1/19 (EUR)	5,000,000	5,849
		5,849
Government Bonds 1.6%		
Republic of Poland, 1.50%, 4/25/20	83,410,000	22,171
Republic of Poland, 2.25%, 4/25/22	200,630,000	53,232
Republic of Poland, 2.50%, 7/25/26	16,450,000	4,202
Republic of Poland, 3.25%, 7/25/19	11,916,000	3,305
Republic of Poland, 5.75%, 9/23/22	8,130,000	2,518
		85,428
Total Poland (Cost $83,411)		91,277
PORTUGAL 1.5%		
Government Bonds 1.5%		
Republic of Portugal, 3.875%, 2/15/30 (1)	9,100,000	10,755
Republic of Portugal, 4.10%, 2/15/45 (1)	15,900,000	18,511
Republic of Portugal, 4.95%, 10/25/23 (1)	34,910,000	47,185
Total Portugal (Cost $68,233)		76,451

ROMANIA 2.2%		
Government Bonds 2.2%		
Republic of Romania, 4.625%, 9/18/20 (EUR)	17,680,000	23,088
Republic of Romania, 4.75%, 2/24/25	101,360,000	27,454
Republic of Romania, 4.875%, 11/7/19 (EUR)	12,091,000	15,380
Republic of Romania, 5.80%, 7/26/27	82,150,000	23,749
Republic of Romania, 5.85%, 4/26/23	91,920,000	26,547
Total Romania (Cost $113,785)		116,218
RUSSIA 0.5%		
Government Bonds 0.5%		
Russian Federation, 8.15%, 2/3/27	1,522,897,000	26,963
Total Russia (Cost $24,041)		26,963
SERBIA 2.1%		
Corporate Bonds 0.1%		
Adria Bidco, 7.875%, 11/15/20 (EUR)	4,500,000	5,356
		5,356
Government Bonds 2.0%		
Republic of Serbia, 5.75%, 7/21/23	1,000,000,000	9,695
Republic of Serbia, 6.00%, 2/22/19	9,211,800,000	90,042
Republic of Serbia, 7.25%, 9/28/21 (USD)	3,890,000	4,500
		104,237
Total Serbia (Cost $103,784)		109,593
SINGAPORE 0.4%		
Government Bonds 0.4%		
Government of Singapore, 3.125%, 9/1/22	29,397,000	22,940
Total Singapore (Cost $23,251)		22,940

SLOVENIA 3.1%

Government Bonds 3.1%		
Republic of Slovenia, 1.25%, 3/22/27 (EUR)	59,414,000	68,554
Republic of Slovenia, 1.50%, 3/25/35 (EUR)	8,930,000	9,571
Republic of Slovenia, 2.125%, 7/28/25 (EUR)	22,830,000	28,990
Republic of Slovenia, 2.25%, 3/3/32 (EUR)	9,550,000	11,961
Republic of Slovenia, 4.625%, 9/9/24 (EUR)	8,225,000	12,127
Republic of Slovenia, 5.125%, 3/30/26 (EUR)	7,498,000	11,652
Republic of Slovenia, 5.25%, 2/18/24 (USD)	17,528,000	20,113
Total Slovenia (Cost $153,377)		162,968

SOUTH KOREA 2.3%

Government Bonds 2.3%		
Government of South Korea, 2.75%, 9/10/19	46,255,650,000	41,360
Government of South Korea, 3.00%, 9/10/24	82,686,840,000	76,601
Total South Korea (Cost $121,882)		117,961

SPAIN 1.4%

Corporate Bonds 1.4%		
Banco Santander, 1.375%, 2/9/22	4,000,000	4,678
BBVA Subordinated Capital Unipersonal, FRN, 3.50%, 4/11/24	9,000,000	10,790
Inmobiliaria Colonial, 2.728%, 6/5/23	12,000,000	14,757
Prosegur Cia de Seguridad, 2.75%, 4/2/18	2,000,000	2,329
Santander Consumer Finance, 0.90%, 2/18/20	8,000,000	9,303
Santander Issuances, 3.125%, 1/19/27	8,000,000	9,615
Telefonica Emisiones, 2.242%, 5/27/22	3,000,000	3,688
Telefonica Emisiones, 4.71%, 1/20/20	3,500,000	4,460
Telefonica Emisiones, 5.597%, 3/12/20 (GBP)	1,900,000	2,751
Telefonica Europe, FRN, 4.20% #	6,300,000	7,642
Telefonica Europe, FRN, 5.875% #	2,600,000	3,404
Total Spain (Cost $73,589)		73,417

Zurich Insurance, FRN, 4.25%, 10/2/43 (EUR)	3,000,000	3,937
Total Switzerland (Cost $38,745)		39,417
THAILAND 0.4%		
Government Bonds 0.4%		
Kingdom of Thailand, 4.875%, 6/22/29	580,000,000	20,660
Total Thailand (Cost $20,807)		20,660
UNITED ARAB EMIRATES 0.1%		
Corporate Bonds 0.1%		
DP World, 6.85%, 7/2/37 (USD)	6,350,000	7,479
Total United Arab Emirates (Cost $7,063)		7,479
UNITED KINGDOM 7.1%		
Corporate Bonds 3.1%		
AA Bond, 5.50%, 7/31/43	3,000,000	4,056
Arqiva Broadcasting, 9.50%, 3/31/20	5,180,000	7,179
Aviva, FRN, 6.875%, 5/22/38 (EUR)	2,750,000	3,314
Barclays, 1.875%, 12/8/23 (EUR)	8,000,000	9,472
British Sky Broadcasting Group, 1.875%, 11/24/23 (EUR)	8,000,000	9,570
Delphi Automotive, 1.50%, 3/10/25 (EUR)	6,000,000	6,808
Eastern Power Networks, 4.75%, 9/30/21	1,600,000	2,376
Experian Finance, 4.75%, 11/23/18	1,200,000	1,643
FCE Bank, 3.25%, 11/19/20	7,500,000	10,272
GKN Holdings, 5.375%, 9/19/22	7,000,000	10,549
HBOS, 5.374%, 6/30/21 (EUR)	1,500,000	2,011
Heathrow Funding, 5.225%, 2/15/25	2,600,000	3,984
HSBC Holdings, 5.75%, 12/20/27	2,200,000	3,493
HSBC Holdings, FRN, 3.375%, 1/10/24 (EUR)	2,000,000	2,389
Imperial Tobacco Finance, 6.25%, 12/4/18	802,000	1,118
Imperial Tobacco Finance, 7.75%, 6/24/19	1,200,000	1,760

Intercontinental Hotels, 3.875%, 11/28/22	5,000,000	7,126
Kennedy Wilson, 3.95%, 6/30/22	7,000,000	9,331
Leeds Building Society, 2.625%, 4/1/21 (EUR)	3,600,000	4,379
Lynx II, 7.00%, 4/15/23 (1)	2,000,000	2,775
Marks & Spencer, 4.75%, 6/12/25	6,000,000	8,734
Moy Park Bondco, 6.25%, 5/29/21	3,000,000	4,019
Nationwide Building Society, FRN, 4.125%, 3/20/23 (EUR)	8,250,000	9,669
New Look Secured Issuer, 6.50%, 7/1/22 (1)	4,000,000	3,835
Next, 3.625%, 5/18/28	1,400,000	1,854
RSA Insurance Group, FRN, 5.125%, 10/10/45	6,000,000	8,746
Severn Trent Water Utilities, 6.00%, 1/22/18	900,000	1,205
Severn Trent Water Utilities, 6.125%, 2/26/24	250,000	412
Standard Chartered Bank, 7.75%, 4/3/18	800,000	1,092
Standard Chartered Bank, FRN, 4.00%, 10/21/25 (EUR)	6,000,000	7,369
Tesco, 6.125%, 2/24/22	2,200,000	3,280
Virgin Media Finance, 6.375%, 10/15/24	2,000,000	2,800
WM Morrison Supermarkets, 2.25%, 6/19/20 (EUR)	7,500,000	9,041
		165,661
Government Bonds 4.0%		
Government of the United Kingdom, 3.50%, 1/22/45	51,920,000	90,507
Government of the United Kingdom, 4.25%, 6/7/32	11,140,000	19,534
Government of the United Kingdom, 4.25%, 12/7/46	37,587,000	74,994
Government of the United Kingdom, 4.75%, 12/7/30	13,053,000	23,664
		208,699
Total United Kingdom (Cost $391,937)		374,360
UNITED STATES 2.8%		
Corporate Bonds 2.8%		
Alliance Data Systems, 5.25%, 11/15/23 (EUR) (1)	5,000,000	6,082
American International Group, 1.875%, 6/21/27 (EUR)	10,000,000	11,342
American International Group, 5.00%, 4/26/23 (GBP)	700,000	1,052
Apple, 3.05%, 7/31/29 (GBP)	4,000,000	5,667
Bank of America, 5.50%, 12/4/19 (GBP)	1,600,000	2,297

Bank of America, VR, 1.379%, 2/7/25 (EUR)	8,000,000	9,192
Carnival, 1.125%, 11/6/19 (EUR)	5,230,000	6,101
Citigroup, 6.25%, 9/2/19 (GBP)	1,888,000	2,722
ContourGlobal Power, 5.125%, 6/15/21 (EUR) (1)	4,750,000	5,703
Eastman Chemical, 1.50%, 5/26/23 (EUR)	2,210,000	2,589
Expedia, 2.50%, 6/3/22 (EUR)	6,500,000	7,824
GE Capital UK Funding, 4.375%, 7/31/19 (GBP)	1,200,000	1,671
GE Capital UK Funding, 5.625%, 4/25/19 (GBP)	900,000	1,269
General Motors Finance, 1.875%, 10/15/19 (EUR)	12,000,000	14,222
Goldman Sachs Group, 1.625%, 7/27/26 (EUR)	7,000,000	7,931
Goldman Sachs Group, 5.50%, 10/12/21 (GBP)	500,000	751
ManpowerGroup, 4.50%, 6/22/18 (EUR)	3,500,000	4,169
MetLife, 5.25%, 6/29/20 (GBP)	1,200,000	1,754
MetLife Global Funding I, 3.50%, 9/30/26 (GBP)	6,800,000	10,069
Morgan Stanley, 1.375%, 10/27/26 (EUR)	8,000,000	8,891
Morgan Stanley, 5.00%, 5/2/19 (EUR)	1,500,000	1,869
Morgan Stanley, 5.375%, 8/10/20 (EUR)	1,500,000	1,976
PerkinElmer, 1.875%, 7/19/26 (EUR)	300,000	344
Priceline Group, 2.15%, 11/25/22 (EUR)	3,780,000	4,568
Priceline Group, 2.375%, 9/23/24 (EUR)	11,500,000	13,941
Prologis, 2.25%, 6/30/29 (GBP)	7,000,000	8,845
Veritas, 7.50%, 2/1/23 (EUR)	1,400,000	1,721
Total United States (Cost $143,994)		144,562

SHORT-TERM INVESTMENTS 3.5%

Money Market Funds 2.9%

T. Rowe Price Government Reserve Fund, 0.99% (2)(3)	149,480,838	149,481
		149,481

U.S. Treasury Obligations 0.6%

U.S. Treasury Bills, 0.922%, 9/7/17 (4)	31,900,000	31,844

U.S. Treasury Bills, 0.928%, 9/7/17 (4)	2,200,000	2,196
		34,040
Total Short-Term Investments (Cost $183,521)		183,521

OPTIONS PURCHASED 0.0% (5)

EUR Put/USD Call, 7/6/17 @ 1.1185 (USD) Citigroup Global Markets (6)	263,000,000	168
USD Call/ JPY Put, 7/18/17 @ 112.50 (USD) BNP Paribas (6)	262,000,000	1,751
Total Options Purchased (Cost $2,431)		1,919

Total Investments in Securities	
99.8% of Net Assets (Cost $5,148,402)	**$ 5,229,779**

‡	Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.
#	Perpetual security with no stated maturity date.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $250,662 and represents 4.8% of net assets.
(2)	Seven-day yield
(3)	Affiliated Company
(4)	At June 30, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5)	Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.
(6)	Non-income producing
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
FRN	Floating-Rate Note
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee

(Amounts in 000s)

Swaps (0.2)%

	Notional Amount	Market Value	Initial Value	Unrealized Gain (Loss)
Centrally Cleared Swaps (0.2)%				
Interest Rate Swaps (0.5)%				
Czech Republic 0.0%				
5 Year Interest Rate Swap, Pay Fixed 0.73% Receive Variable 0.35%, 3-Month LIBOR, 4/7/22	131,000	$ 62	$ —	$ 62
5 Year Interest Rate Swap, Pay Fixed, 0.94% Receive Variable 0.35%, 3-Month LIBOR 3/13/22	1,170,000	(48)	1	(49)
			1	13
Hungary 0.0%				
10 Year Interest Rate Swap, Pay Fixed 2.72% Receive Variable 0.34%, 3-Month LIBOR 2/1/27	2,630,300	(512)	—	(512)
10 Year Interest Rate Swap, Pay Fixed, 2.71% Receive Variable 0.34%, 3-Month LIBOR 2/2/17	4,639,700	(889)	1	(890)
			1	(1,402)
Total Centrally Cleared Interest Rate Swaps			2	(1,389)
Credit Default Swaps, Protection Bought (0.5)%				
United States (0.5)%				
Protection Bought (Relevant Credit: Markit iTraxx Europe CDSI S-27, 5 Year Index) Pay 1.00%, Receive upon credit default 6/20/22 (EUR)	9,400	(235)	(148)	(87)
Protection Bought (Relevant Credit: Markit iTraxx Europe CDSI-S27, 5 Year Index) Pay 1.00%, Receive upon credit default 6/20/22 (EUR)	7,490	(187)	(149)	(38)

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/7/17	KRW	92,717,335	USD	81,474	$ (436)
Bank of America Merrill Lynch	7/12/17	USD	32,679	PLN	129,958	(2,390)
Bank of America Merrill Lynch	7/14/17	HUF	6,760,961	USD	23,079	1,932
Bank of America Merrill Lynch	7/14/17	RON	81,265	USD	20,040	326
Bank of America Merrill Lynch	7/14/17	USD	13,949	HUF	4,045,506	(1,018)
Bank of America Merrill Lynch	7/14/17	USD	53,844	RON	228,305	(3,372)
Bank of America Merrill Lynch	7/21/17	USD	28,285	SEK	248,405	(1,227)
Bank of America Merrill Lynch	8/11/17	IDR	18,976,480	USD	1,421	(3)
Bank of America Merrill Lynch	8/11/17	USD	6,657	INR	431,978	6
Bank of America Merrill Lynch	8/18/17	USD	37,250	DKK	253,457	(1,775)
Bank of America Merrill Lynch	8/18/17	USD	34,189	PLN	131,500	(1,290)
Bank of America Merrill Lynch	8/25/17	EUR	3,232	USD	3,639	62
Bank of America Merrill Lynch	8/25/17	GBP	5,628	USD	7,195	147
Bank of America Merrill Lynch	8/25/17	JPY	17,886,845	USD	161,499	(2,130)
Bank of America Merrill Lynch	8/25/17	USD	64,722	AUD	86,771	(1,927)
Bank of America Merrill Lynch	8/25/17	USD	12,452	EUR	10,853	24
Bank of America Merrill Lynch	8/25/17	USD	8,627	EUR	7,679	(166)
Bank of America Merrill Lynch	9/5/17	USD	24,003	BRL	80,295	76
Bank of America Merrill Lynch	10/20/17	USD	81,586	KRW	92,717,335	415
Bank of America Merrill Lynch	1/23/18	CZK	555,103	USD	22,721	1,910

Bank of America						
Merrill Lynch	1/23/18	USD	22,738	EUR	20,784	(1,264)
Barclays Bank	7/7/17	MYR	118,910	USD	27,662	37
Barclays Bank	7/7/17	USD	3,578	PHP	180,307	5
Barclays Bank	7/14/17	USD	13,488	RON	57,060	(812)
Barclays Bank	7/14/17	USD	5,368	RUB	311,902	89
Barclays Bank	8/11/17	USD	1,872	MYR	8,094	(11)
Barclays Bank	8/25/17	EUR	195,490	USD	220,677	3,186
Barclays Bank	9/8/17	USD	17,609	MYR	75,269	122
Barclays Bank	10/6/17	PHP	180,307	USD	3,549	9
BNP Paribas	7/7/17	USD	25,317	MYR	113,066	(1,020)
BNP Paribas	8/25/17	USD	52,461	EUR	46,601	(904)
BNP Paribas	10/10/17	USD	13,779	MYR	59,456	(16)
CIBC World Markets	8/25/17	AUD	4,533	USD	3,415	67
CIBC World Markets	9/22/17	USD	11,390	CAD	15,102	(270)
Citibank	7/7/17	PHP	65,030	USD	1,297	(9)
Citibank	7/7/17	USD	21,445	MYR	95,149	(719)
Citibank	7/14/17	HUF	4,217,791	USD	14,446	1,157
Citibank	7/14/17	RON	41,176	USD	10,155	164
Citibank	7/14/17	USD	26,884	RON	114,154	(1,725)
Citibank	7/14/17	USD	5,344	RUB	311,902	65
Citibank	7/21/17	SEK	34,117	USD	3,912	142
Citibank	8/11/17	USD	26,060	INR	1,700,126	(119)
Citibank	8/11/17	USD	2,133	TWD	64,995	(6)
Citibank	8/18/17	CZK	210,767	USD	8,857	384
Citibank	8/18/17	USD	34,155	PLN	131,500	(1,324)
Citibank	8/18/17	ZAR	61,048	USD	4,533	99
Citibank	8/25/17	EUR	197,670	USD	223,407	2,953
Citibank	8/25/17	JPY	35,764,746	USD	322,042	(3,384)
Citibank	8/25/17	USD	1,203	EUR	1,054	(4)
Citibank	8/25/17	USD	7,831	GBP	6,046	(56)
Citibank	1/23/18	CZK	552,055	USD	22,543	1,952
Citibank	1/23/18	USD	23,297	EUR	21,415	(1,434)
Credit Suisse	7/14/17	USD	5,394	RUB	310,350	141
Credit Suisse	8/25/17	CHF	56,729	USD	58,706	643
Credit Suisse	8/25/17	GBP	3,907	USD	5,090	7
Deutsche Bank	8/11/17	USD	24,965	IDR	337,407,551	(248)
Deutsche Bank	8/17/17	USD	74,110	ILS	266,500	(2,411)
Deutsche Bank	8/18/17	USD	106,308	SGD	149,532	(2,378)
Deutsche Bank	8/25/17	JPY	17,886,844	USD	161,535	(2,167)
Deutsche Bank	8/25/17	USD	52,486	EUR	46,601	(878)
Deutsche Bank	9/5/17	USD	23,994	BRL	80,294	67
Deutsche Bank	10/10/17	USD	27,560	MYR	118,910	(30)
Goldman Sachs	7/7/17	KRW	3,040,253	USD	2,681	(23)

Goldman Sachs	7/7/17	MYR	59,455	USD	13,833	16
Goldman Sachs	7/7/17	USD	85,500	KRW	95,757,588	1,805
Goldman Sachs	8/11/17	IDR	78,497,469	USD	5,845	21
Goldman Sachs	8/11/17	USD	124,874	INR	8,096,861	200
Goldman Sachs	8/11/17	USD	5,971	MYR	25,843	(40)
Goldman Sachs	8/11/17	USD	51,017	TWD	1,527,184	756
Goldman Sachs	8/18/17	ZAR	188,381	USD	14,541	(249)
Goldman Sachs	8/25/17	EUR	13,278	USD	14,994	211
Goldman Sachs	8/25/17	USD	17,530	EUR	15,585	(317)
Goldman Sachs	8/25/17	USD	3,494	GBP	2,688	(13)
Goldman Sachs	8/25/17	USD	8,302	JPY	924,354	66
Goldman Sachs	9/8/17	USD	17,540	MYR	75,157	78
Goldman Sachs	9/15/17	USD	48,619	MXN	894,002	(88)
HSBC Bank	7/14/17	HUF	3,327,884	USD	11,343	968
HSBC Bank	7/14/17	RON	26,525	USD	6,507	140
HSBC Bank	7/14/17	USD	2,975	RUB	176,252	(8)
HSBC Bank	7/21/17	USD	52,838	SEK	465,117	(2,419)
HSBC Bank	8/11/17	THB	147,194	USD	4,254	80
HSBC Bank	8/18/17	DKK	11,117	USD	1,682	30
HSBC Bank	8/18/17	USD	34,269	PLN	131,681	(1,258)
HSBC Bank	8/18/17	USD	11,885	RSD	1,354,576	(932)
HSBC Bank	8/25/17	GBP	51,561	USD	67,070	190
HSBC Bank	8/25/17	JPY	18,566,994	USD	167,243	(1,814)
HSBC Bank	8/25/17	USD	64,728	AUD	86,771	(1,922)
HSBC Bank	8/25/17	USD	53,191	JPY	5,803,033	1,487
HSBC Bank	9/5/17	USD	49,852	TRY	182,070	(973)
HSBC Bank	10/10/17	USD	13,784	MYR	59,455	(11)
HSBC Bank	10/20/17	USD	1,670	KRW	1,908,192	(1)
HSBC Bank	1/23/18	USD	1,377	EUR	1,278	(99)
JPMorgan Chase	7/7/17	PHP	18,830	USD	373	—
JPMorgan Chase	7/7/17	PHP	96,447	USD	1,936	(24)
JPMorgan Chase	7/7/17	USD	16,800	MYR	75,047	(681)
JPMorgan Chase	7/12/17	PLN	4,865	USD	1,302	11
JPMorgan Chase	7/12/17	USD	1,956	PLN	7,540	(78)
JPMorgan Chase	7/14/17	RSD	195,556	USD	1,738	117
JPMorgan Chase	7/14/17	RUB	997,281	USD	16,487	392
JPMorgan Chase	7/14/17	USD	27,698	HUF	8,030,632	(2,011)
JPMorgan Chase	7/14/17	USD	16,412	RON	69,013	(883)
JPMorgan Chase	7/14/17	USD	21,689	RSD	2,538,682	(2,386)
JPMorgan Chase	7/14/17	USD	10,736	RUB	617,672	282
JPMorgan Chase	7/21/17	USD	3,546	SEK	29,895	(5)
JPMorgan Chase	8/11/17	IDR	22,723,944	USD	1,688	10
JPMorgan Chase	8/11/17	THB	66,414	USD	1,918	37
JPMorgan Chase	8/11/17	USD	3,749	MYR	16,191	(18)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,148,402)	$ 5,229,779
Interest receivable	51,105
Receivable for shares sold	49,382
Unrealized gain on forward currency exchange contracts	28,017
Bilateral swap premiums paid	19,048
Foreign currency (cost $14,113)	14,041
Cash deposits on futures contracts	8,247
Receivable for investment securities sold	4,355
Unrealized gain on bilateral swaps	495
Cash	20
Cash deposits on centrally cleared swaps	6,768
Other assets	26,004
Total assets	5,437,261
Liabilities	
Unrealized loss on forward currency exchange contracts	58,085
Payable for shares redeemed	58,046
Payable for investment securities purchased	44,111
Unrealized loss on bilateral swaps	3,730
Investment management fees payable	2,754
Variation margin payable on futures contracts	1,314
Written options (premiums $903)	1,238
Due to affiliates	231
Payable to directors	5
Variation margin payable on centrally cleared swaps	827
Other liabilities	26,708
Total liabilities	197,049
NET ASSETS	$ 5,240,212

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Interest		$ 63,191
Dividend		496
Other		(1,662)
Total income		62,025
Expenses		
Investment management		15,180
Shareholder servicing		
Investor Class	3,096	
Advisor Class	11	
I Class	1	3,108
Rule 12b-1 fees		
Advisor Class		15
Prospectus and shareholder reports		
Investor Class	27	
I Class	49	76
Custody and accounting		497
Registration		47
Legal and audit		30
Directors		8
Miscellaneous		37
Total expenses		18,998
Net investment income		43,027
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(21,079)
Futures		491
Swaps		(7,395)
Written options		1,284
Foreign currency transactions		(16,944)
Net realized loss		(43,643)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 43,027	$ 89,515
Net realized gain (loss)	(43,643)	20,773
Change in net unrealized gain / loss	317,171	66,991
Increase in net assets from operations	316,555	177,279
Distributions to shareholders		
Net investment income		
Investor Class	(32,540)	–
Advisor Class	(75)	–
I Class	(5,175)	–
Net realized gain		
Investor Class	–	(13,766)
Advisor Class	–	(64)
I Class	–	(1,900)
Tax return of capital		
Investor Class	–	(64,661)
Advisor Class	–	(265)
I Class	–	(6,819)
Decrease in net assets from distributions	(37,790)	(87,475)
Capital share transactions*		
Shares sold		
Investor Class	660,223	383,631
Advisor Class	1,303	11,244
I Class	164,399	1,093,839
Distributions reinvested		
Investor Class	31,864	76,312
Advisor Class	73	322
I Class	5,153	8,764
Shares redeemed		
Investor Class	(339,504)	(1,918,608)
Advisor Class	(3,907)	(18,579)
I Class	(43,708)	(515,437)
Redemption fees received	38	114
Increase (decrease) in net assets from capital share transactions	475,934	(878,398)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has three classes of shares: the International Bond Fund (Investor Class), the International Bond Fund–Advisor Class (Advisor Class), and the International Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account at the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 46% and 53% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 10% and 23% of net assets.

Options The fund is subject to foreign currency exchange rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such or risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 16% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2017, were as follows:

Swaps The fund is subject to interest rate risk, and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 15% and 23% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 30% of the fund’s net assets were invested in emerging markets and 8% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At June 30, 2017, approximately 11% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,371,227,000 and $1,029,736,000, respectively, for the six months ended June 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $5,149,028,000. Net unrealized gain aggregated $42,775,000 at period-end, of which $235,206,000 related to appreciated investments and $192,431,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $291,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2017, the fund was charged $11,000 for shareholder servicing costs related to the college savings plans, of which $9,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2017, the fund was allocated $106,000 of Spectrum Funds’ expenses and $2,116,000 of Retirement Funds’ expenses. Of these amounts, $1,025,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 84% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2017, approximately 40% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - SUBSEQUENT EVENT

Effective August 1, 2017, Price Associates has reduced the individual fund fee of its investment management fee to 0.20%. In addition, the Investor Class and the Advisor Class will be subject to a contractual expense limitation. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the respective class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.74% and 0.99%, respectively. This agreement will continue until April 30, 2020, and may be renewed, revised or revoked, only with approval of the fund’s Board.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group and Expense Universe) and third quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the first and fifth quintiles (Investor Class Expense Group), first and fourth quintiles (Expense Universe), and fifth quintile (Advisor Class Expense Group). The Board requested additional information from management with respect to the fund’s contractual management fee, actual management fee, and total expenses ranking in the fifth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017